UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 3, 2012

GREENMAN TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

7 Kimball Lane, Building A

Lynnfield, MA 01940

(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On April 3, 2012, American Power Group, Inc. (“APG”), a wholly owned subsidiary of GreenMan Technologies, Inc. (the “Company”), agreed to extend the maturity of APG’s $2,000,000 working capital line of credit (the “Credit Facility”) with Iowa State Bank (the “Bank”) from April 1, 2012 to April 30, 2012. The other terms and conditions of the Credit Facility, described in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 15, 2010 and December 19, 2011, remain unchanged. The Bank also agreed to extend the maturity of a separate promissory note dated June 14, 2011, in the principal amount of $250,000, from April 1, 2012 to April 30, 2012.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures in Item 1.01 above, which are incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities

None

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
10.1	Change in Terms Agreement, dated April 3, 2012, between American Power Group, Inc. and Iowa State Bank with regard to a $2,000,000 line of credit.
10.2	Change in Terms Agreement, dated April 3, 2012, between American Power Group, Inc. and Iowa State Bank with regard to a $250,000 promissory note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENMAN TECHNOLOGIES, INC.

By: /s/ Charles E. Coppa

Charles E. Coppa

Chief Financial Officer

Date: April 5, 2012